POLYNOUS GROWTH FUND

Supplement to the Prospectus dated November 28, 2006

Effective December 1, 2007, a new and higher expense arrangement will be in place for the Fund. The fee table and expense examples below reflect the new arrangement. The following replaces the second table on page 7 under “Fees and Expenses of Investing in the Fund” in its entirety:

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	1.24%
Fees and Expenses of Acquired Funds[2]	0.03%
Total Annual Fund Operating Expenses	2.52%
Fee Waiver and Expense Reimbursement[3]	(0.50)%
Net Expenses[4]	2.02%

1 Restated to reflect estimated expenses for the coming fiscal year.

2 Fees and Expenses of Acquired Funds represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses.

3 Restated to reflect the new expense cap arrangement effective as of December 1, 2007. The Fund’s advisor contractually has agreed to waive its management fees and to reimburse certain Fund operating expenses so that Net Expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as fees and expenses of acquired funds) and extraordinary expenses do not exceed 1.99% of the Fund’s average daily net assets. The contractual agreement is in effect through November 30, 2008. Any waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver and/or reimbursement occurred, if the Fund is able to make the repayment without exceeding the applicable expense limitation. Prior to December 1, 2007, the expense cap arrangement was 1.95%.

4 Net Expenses are calculated based on the advisor’s agreement to cap certain expenses at 1.99%, plus Fees and Expenses of Acquired Funds of 0.03%, which results in annual Net Expenses of 2.02%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement during the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$653	$1,185	$1,773	$3,519

This supplement and the Fund’s Prospectus dated November 28, 2006 provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated November 28, 2006, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (800)528-8069.

This supplement is dated November 19, 2007